UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2007

GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)

(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.03(a)	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits
Item 9.01(d)	Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 99.1:	Amendment Number One to Financing Agreement
EX. 99.2:	Press Release

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) On August 30, 2007 GameTech International, Inc. (the “Company”) entered into Amendment Number One to Financing Agreement dated effective as of August 24, 2007. The Amendment Number One to Financing Agreement addresses:

•
Applying the $4,485,000 from appeal bonds being released pursuant to the Company’s successful appeal of its litigation with Trend Gaming Systems LLC against the Revolving Loans of the Financing Agreement without prepayment penalty applying.

•	The Company repurchasing up to $5,000,000 of the Company’s publicly traded stock in the open market over the next year.
•	Increasing the minimum limit of Qualified Cash from $4,000,000 to $6,000,000.

The description of the Amendment Number One to Financing Agreement set forth above is qualified in its entirety by reference to the full text of the Amendment Number One to Financing Agreement, which is filed as Exhibit 99.1 to this report and incorporated by reference herein.

Item 8.01 Other Events.

On September 4, 2007, The Company issued a press release announcing a stock repurchase program. Pursuant to the stock repurchase program, Company may purchase up to $5 million worth of shares from time to time in the open market over the next year. The Company has no obligation to repurchase shares under the program, and the timing, actual number and value of shares to be purchased will depend on share price and market conditions. A copy of the press release is attached hereto as Exhibit 99.2

Item 9.01(d) Exhibits.

99.1 - Amendment Number One to Financing Agreement, executed August 30, 2007 with effective date August 24, 2007, by and among GameTech International, Inc. and the lenders named therein, and Ableco Finance, LLC, as collateral agent and administrative agent.

99.2 - Press release issued by GameTech International, Inc. dated September 4, 2007 announcing stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPANY NAME CORPORATION

By:	/s/ Donald Tateishi
Donald Tateishi
Chief Financial Officer, Treasurer and Secretary

Dated: September 5, 2007

EXHIBIT INDEX

99.1
Amendment Number One to Financing Agreement, executed August 30, 2007 with effective date August 24, 2007, by and among GameTech International, Inc. and the lenders named therein, and Ableco Finance, LLC, as collateral agent and administrative agent.

99.2	Press release issued by GameTech International, Inc. dated September 4, 2007 announcing stock repurchase program.